UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): September 25, 2007
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645	74-1787539
(Commission File Number)	(IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 8.01 Other Events.
     On September 25, 2007, Clear Channel Communications, Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1, announcing the preliminary results of the Company’s shareholders election to receive the stock merger consideration in connection with the proposed merger with a group led by Thomas H. Lee Partners, L.P. and Bain Capital Partners, LLC.
     On September 25, 2007, the Company issued a press release, a copy of which is furnished as Exhibit 99.2, announcing that the Company’s shareholders approved the proposed merger with a group led by Thomas H. Lee Partners, L.P. and Bain Capital Partners, LLC.
Item 9.01 Financial Statements And Exhibits.

99.1	Press Release of Clear Channel Communications, Inc. issued September 25, 2007.

99.2	Press Release of Clear Channel Communications, Inc. issued September 25, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: September 25, 2007	By:	/s/ Herbert W. Hill Herbert W. Hill,
SVP Chief Accounting Officer

INDEX TO EXHIBITS

99.1	Press Release of Clear Channel Communications, Inc. issued September 25, 2007.

99.2	Press Release of Clear Channel Communications, Inc. issued September 25, 2007.